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                                                                    EXHIBIT 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Paul A. Bragg, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Pride International, Inc., a Delaware corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o the Company's Annual Report on Form 10-K for the year ended December 31, 2001;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o    any amendments to any of the foregoing.


/s/   PAUL A. BRAGG                                  Subscribed and sworn to
------------------------------------                 before me this 14th day of
Paul A. Bragg                                        August, 2002
August 14, 2002

                                                     /s/ CINDY GORHAM
                                                     ---------------------------
[Seal of Notary Public                               Notary Public
CINDY GORHAM
Notary Public, State of Texas                        My Commission Expires:
My Commission Expires                                02/20/05
February 20, 2005]